Subsequent Events	9 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
Subsequent Events
12.	Subsequent Events

The Company has evaluated all subsequent events through the date these financial statements were issued and determined that there are no subsequent events to record and the following subsequent events to disclose:

a)	the Company received $90,000 and, on October 22, 2012, issued a total of 225,000 Units at $0.40 per Unit. Each Unit consisted of one share and one three year share purchase warrant to acquire one common share at $0.60 per share expiring in 2015;

b)	the Company issued 10,000 shares of common stock valued at $5,000 pursuant to an Advisory Board Agreement to settle accrued amounts owing at September 30, 2012.